                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 25, 1996

                  ___________________________________________

                         NDE ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-10361                95-3634420
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


        8900 SHOAL CREEK BOULEVARD, SUITE 200
                    AUSTIN, TEXAS                                  78758
       (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (512) 451-6334

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On October 25, 1996, NDE Environmental Corporation (the "Company") completed the acquisition (the "Acquisition") of three underground storage tank service subsidiaries (collectively, the "Subsidiaries") of Tanknology Environmental, Inc. ("TEI"). The Subsidiaries acquired are Tanknology Corporation International, located in Houston, Texas ("TCI"), USTMAN Industries, Inc., located in Denver, Colorado, and Tanknology Canada (1988), Inc., located in Mississauga, Ontario, Canada. Immediately following the Acquisition, the Company caused its wholly owned subsidiary, NDE Testing & Equipment, Inc., to merge with and into TCI, which changed its name to Tanknology/NDE Corporation.

    The assets acquired by the Company as a result of the Acquisition include the inventories, equipment and facilities used by the Subsidiaries to service underground storage tanks. The Company generally expects to continue to use the assets of the Subsidiaries for such purpose, however, the Company may consider, from time to time, the disposition of certain of the assets which are not strategic to the Company's ongoing business.

    The Acquisition was accomplished by means of the Company's purchase of all of the issued and outstanding capital stock of the Subsidiaries. The Company paid an aggregate purchase price of $12,000,000 in cash for such capital stock. The Company and TEI reached the purchase price after arm's-length negotiations. The Stock Purchase Agreement provides that the purchase price shall be adjusted
(i) downward if and to the extent the Company's post-closing audit of the Subsidiaries reveals that the net assets of the Subsidiaries are less than the net assets reflected in the August 31, 1996 Balance Sheets of the Subsidiaries and (ii) upward (A) for interest on the $12,000,000 purchase price from August 31, 1996 through October 25, 1996 at 8% per annum and (B) for certain interim period tax adjustments. Any upward adjustment and any downward adjustment would be offset against the other to determine the final purchase price.

    In connection with the Acquisition, the Company obtained a total of $19 million of financing from Bank One, Texas, N.A. ("BOT") and Banc One Capital Partners, L.P. ("BOCP") under two separate financing agreements. The Company's agreement with BOT provides for a $5 million revolving credit line (of which $2 million was funded at the closing of the Acquisition) at prime plus .75%, and a $6 million 5-year term note at prime plus 1.5%. The agreement with BOCP is for $8 million of senior subordinated debt with a 5-year maturity and interest at 13% per annum. The Company pledged substantially all of its assets and the assets of its subsidiaries as security for the debt. In connection with the financings, a major stockholder of the Company, Proactive Partners, L.P. of San Francisco, California, provided a $1 million standby commitment in the event of a payment default by the Company and, together with its affiliate Lagunitas L.P., have agreed to convert $1 million of prior indebtedness to an additional 8,000,000 shares of the Company's common stock. BOCP received from the Company 13,022,920 warrants each to purchase one share of the Company's common stock at an initial exercise price of $.325 per warrant subject to downward adjustment (but not less than $.125 per warrant) based on the Company's financial performance during the 12-month period prior to exercise of the warrants. The Company also used proceeds of the financings to retire indebtedness of approximately $2.6 million. The retired debt carried interest rates averaging approximately 18% per annum. The remaining financing proceeds were used for general working capital and to pay fees and expenses of approximately $800,000 related to the Acquisition and the financings.





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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         As of the filing date of this Form 8-K, the Company has found it impracticable to file the required financial statements of the acquired businesses. The Company intends to file the required financial statements as soon as they become available but in any event no later than 60 days after the deadline for filing this report on Form 8-K.

         (b) PRO FORMA FINANCIAL INFORMATION.

         As of the filing date of this Form 8-K, the Company has found it impracticable to file the required pro forma financial information for the Acquisition. The Company intends to file the required pro forma financial information as soon as it becomes available but in any event no later than 60 days after the deadline for filing this report on Form 8-K.

         (c) EXHIBITS.

             2.1* Stock Purchase Agreement between NDE Environmental Corporation and Tanknology Environmental, Inc. dated as of October 7, 1996.

             2.2* First Amendment to Stock Purchase Agreement between NDE Environmental Corporation and Tanknology Environmental, Inc. dated as of October 25, 1996.

             10.1 Loan Agreement, dated October 25, 1996, between NDE Environmental Corporation, Tanknology/NDE Corporation, USTMAN Industries, Inc., ProEco, Inc., Tanknology Canada
                     (1988) Inc. and Bank One, Texas, N.A. (the "Loan
                     Agreement").

             10.1a Revolving Note dated October 25, 1996 issued pursuant to the Loan Agreement.

             10.1b Term Note dated October 25, 1996 issued pursuant to the Loan Agreement.

             10.2 Note and Warrant Purchase Agreement, dated as of October 25, 1996, between NDE Environmental Corporation, Tanknology /NDE Corporation, USTMAN Industries, Inc., ProEco, Inc. and Tanknology of Canada (1988), Inc. and Banc One Capital Partners, L.P. (the "Note and Warrant Purchase Agreement").

             10.2a Senior Subordinated Note Due December 31, 2001 dated October 25, 1996 issued pursuant to the Note and Warrant Purchase Agreement.

             10.2b Warrant Certificate dated October 25, 1996 issued pursuant to the Note and Warrant Purchase Agreement.

             10.3 Security Agreement, dated as of October 25, 1996, among NDE Environmental Corporation, Tanknology/NDE Corporation, USTMAN Industries, Inc., ProEco, Inc. and Tanknology Canada (1988), Inc. and Banc One Capital Partners, L.P.

             10.4 Security Agreement -- Pledge of Subsidiary Stock, dated as of October 25, 1996, between NDE Environmental Corporation and Banc One Capital Partners, L.P.

             10.5 Put Option Agreement, dated as of October 25, 1996, between NDE Environmental Corporation and Banc One Capital Partners, L.P.

             10.6 Registration Rights Agreement, dated as of October 25, 1996, between NDE Environmental Corporation and Banc One Capital Partners, L.P.

             10.7 Preemptive Rights Agreement, dated as of October 25, 1996, between NDE Environmental Corporation and Banc One Capital Partners, L.P.

             10.8 Co-Sale Agreement, dated as of October 25, 1996, among NDE Environmental Corporation, Proactive Partners, L.P., Lagunitas L.P., Jay Allen Chaffee, A. Daniel Sharplin and Banc One Capital Partners, L.P.

             10.9 Standby Commitment, made as of October 25, 1996, among Proactive Partners, L.P., NDE Environmental Corporation, Banc One Capital Partners, L.P. and Bank One, Texas, N.A.

             10.10 Shareholder Agreement, dated as of October 25, 1996, among Proactive Partners, L.P. Lagunitas L.P., Jay Allen Chaffee, A. Daniel Sharplin and Banc One Capital Partners, L.P.

             10.11 Pledge and Security Agreement, dated October 25, 1996, between NDE Environmental Corporation and Bank One Texas, N.A.

             10.12 Pledge and Security Agreement, dated October 25, 1996, between Tanknology/NDE Corporation and Bank One Texas, N.A.

             10.13 Pledge and Security Agreement, dated October 25, 1996, between ProEco, Inc. and Bank One Texas, N.A.

             10.14 Pledge and Security Agreement, dated October 25, 1996, between USTMAN Industries, Inc. and Bank One Texas, N.A.

             99 Press Release of NDE Environmental Corporation with respect to the acquisition of Tanknology Corporation International, USTMAN Industries, Inc. and Tanknology Canada (1988), Inc.

             ---------------
             * SCHEDULES: Pursuant to Item 601(b)(2) of Regulation S-K, schedules to the Stock Purchase Agreement and the First Amendment to Stock Purchase Agreement filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Form 8-K have been omitted. The Company hereby agrees to furnish such schedules upon the request of the Securities and Exchange Commission.

                               SCHEDULES OMITTED


      Schedules to Stock
      Purchase Agreement            Description
      ------------------            -----------
      Schedule 2.4(d)(iv)           Assumed Employees
      Schedule 4.1                  Foreign Qualifications
      Schedule 4.4                  Seller Non-Contravention
      Schedule 4.7                  Seller Litigation
      Schedule 4.8                  Capitalization
      Schedule 4.9                  Absence of Certain Changes
      Schedule 4.10                 Contracts and Commitments
      Schedule 4.11                 Taxes
      Schedule 4.12                 Title to Properties
      Schedule 4.13                 Trademarks, Trade Names and Intellectual Property
      Schedule 4.14(A)              August 31 Financial Statements
      Schedule 4.14(B)              Intercompany Transactions between August 31, 1996 and Closing
      Schedule 4.16                 Liabilities
      Schedule 4.20                 Tangible Personal Property
      Schedule 4.21                 Insurance Policies
      Schedule 4.23                 Distributed Products
      Schedule 4.25                 Transactions with Certain Persons
      Schedule 4.29                 Employee Benefit Plans
      Schedule 4.30                 Environmental Matters
      Schedule 5.3                  Buyer Non-Contravention
      Schedule 5.6                  Buyer Litigation
      Schedule 6.2                  Changes to Employee Benefits
      Schedule 6.18                 Insurance
      Schedules to First

      Amendment to Stock
      Purchase Agreement            Description
      ------------------            -----------

      Schedule 4.7                  Seller Litigation
      Schedule 4.8                  Capitalization
      Schedule 4.10                 Contracts and Commitments
      Schedule 4.11                 Taxes
      Schedule 6.13                 Tax Certificate

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NDE ENVIRONMENTAL CORPORATION





Date: November 12, 1996           By: /s/ ERIC J. (RICK) HOPKINS
                                     ----------------------------------------
                                  Eric J. (Rick) Hopkins
                                  Vice President and Chief Financial Officer

                                EXHIBIT INDEX

             2.1* Stock Purchase Agreement between NDE Environmental Corporation and Tanknology Environmental, Inc. dated as of October 7, 1996.

             2.2* First Amendment to Stock Purchase Agreement between NDE Environmental Corporation and Tanknology Environmental, Inc. dated as of October 25, 1996.

             10.1 Loan Agreement, dated October 25, 1996, between NDE Environmental Corporation, Tanknology/NDE Corporation, USTMAN Industries, Inc., ProEco, Inc., Tanknology Canada
                     (1988) Inc. and Bank One, Texas, N.A. (the "Loan
                     Agreement").

             10.1a Revolving Note dated October 25, 1996 issued pursuant to the Loan Agreement.

             10.1b Term Note dated October 25, 1996 issued pursuant to the Loan Agreement.

             10.2 Note and Warrant Purchase Agreement, dated as of October 25, 1996, between NDE Environmental Corporation, Tanknology /NDE Corporation, USTMAN Industries, Inc., ProEco, Inc. and Tanknology of Canada (1988), Inc. and Banc One Capital Partners, L.P. (the "Note and Warrant Purchase Agreement").

             10.2a Senior Subordinated Note Due December 31, 2001 dated October 25, 1996 issued pursuant to the Note and Warrant Purchase Agreement.

             10.2b Warrant Certificate dated October 25, 1996 issued pursuant to the Note and Warrant Purchase Agreement.

             10.3 Security Agreement, dated as of October 25, 1996, among NDE Environmental Corporation, Tanknology/NDE Corporation, USTMAN Industries, Inc., ProEco, Inc. and Tanknology Canada (1988), Inc. and Banc One Capital Partners, L.P.

             10.4 Security Agreement -- Pledge of Subsidiary Stock, dated as of October 25, 1996, between NDE Environmental Corporation and Banc One Capital Partners, L.P.

             10.5 Put Option Agreement, dated as of October 25, 1996, between NDE Environmental Corporation and Banc One Capital Partners, L.P.

             10.6 Registration Rights Agreement, dated as of October 25, 1996, between NDE Environmental Corporation and Banc One Capital Partners, L.P.

             10.7 Preemptive Rights Agreement, dated as of October 25, 1996, between NDE Environmental Corporation and Banc One Capital Partners, L.P.

             10.8 Co-Sale Agreement, dated as of October 25, 1996, among NDE Environmental Corporation, Proactive Partners, L.P., Lagunitas L.P., Jay Allen Chaffee, A. Daniel Sharplin and Banc One Capital Partners, L.P.

             10.9 Standby Commitment, made as of October 25, 1996, among Proactive Partners, L.P., NDE Environmental Corporation, Banc One Capital Partners, L.P. and Bank One, Texas, N.A.

             10.10 Shareholder Agreement, dated as of October 25, 1996, among Proactive Partners, L.P. Lagunitas L.P., Jay Allen Chaffee, A. Daniel Sharplin and Banc One Capital Partners, L.P.

             10.11 Pledge and Security Agreement, dated October 25, 1996, between NDE Environmental Corporation and Bank One Texas, N.A.

             10.12 Pledge and Security Agreement, dated October 25, 1996, between Tanknology/NDE Corporation and Bank One Texas, N.A.

             10.13 Pledge and Security Agreement, dated October 25, 1996, between ProEco, Inc. and Bank One Texas, N.A.

             10.14 Pledge and Security Agreement, dated October 25, 1996, between USTMAN Industries, Inc. and Bank One Texas, N.A.

             99 Press Release of NDE Environmental Corporation with respect to the acquisition of Tanknology Corporation International, USTMAN Industries, Inc. and Tanknology Canada (1988), Inc.


             ---------------
             * SCHEDULES: Pursuant to Item 601(b)(2) of Regulation S-K, schedules to the Stock Purchase Agreement and the First Amendment to Stock Purchase Agreement filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Form 8-K have been omitted. The Company hereby agrees to furnish such schedules upon the request of the Securities Exchange Commission.